UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2023 (September 22, 2023)

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices, and zip code)

Registrant’s telephone number, including area code: (937) 445-1936

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 22, 2023, in connection with the previously announced separation of NCR Atleos, LLC (“Atleos”), NCR Corporation (“NCR”) announced in a press release (the “Press Release”) that its board of directors has authorized a pro rata distribution (the “distribution”) to NCR common stockholders of one (1) share of Atleos common stock for every two (2) shares of NCR common stock held as of 5:00 p.m. local New York City time on October 2, 2023, the record date for the distribution. The distribution is expected to be effective as of 5:00 p.m. local New York City time on October 16, 2023. Atleos will be converted to a Maryland corporation and renamed “NCR Atleos Corporation” prior to distribution. Upon completion of, and subject to, the distribution, NCR will be renamed “NCR Voyix Corporation.” Completion of the distribution is conditioned upon the satisfaction or waiver of certain conditions as set forth in the registration statement on Form 10, initially filed by Atleos with the U.S. Securities and Exchange Commission on June 26, 2023 and as further amended thereafter and declared effective August 11, 2023 and in the related information statement, dated August 14, 2023, including, among other things, that debt financing shall be available on terms acceptable to NCR and Atleos shall have completed the debt financing transactions necessary to complete the distribution and the applicable proceeds of such debt financing shall have been distributed or otherwise paid to NCR.

On September 22, 2023, NCR also announced that it intends to change its ticker symbol from “NCR” to “VYX” in connection with the distribution. Effective October 17, 2023, NCR common stock will trade on the New York Stock Exchange under the new symbol “VYX.” NCR common stock will continue to be listed on the NYSE and the CUSIP for NCR common stock will remain unchanged. No action is required by NCR’s existing stockholders with respect to the ticker symbol change.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. References to Internet websites and social media sites in the Press Release are provided for convenience only. Information available through those websites and social media sites is not incorporated by reference into this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 22, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2023

NCR Corporation

By:	/s/ Timothy C. Oliver
Timothy C. Oliver
Senior Executive Vice President and Chief Financial Officer

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